                                                                    EXHIBIT 10.4

                             FIRST AMENDMENT OF THE
                      AMENDED AND RESTATED OPTION AGREEMENT

         This first amendment of that certain Amended and Restated Option Agreement (the "Amendment") is made this 2nd day of April, 1999 between Mariner Health Care of Nashville, Inc., a wholly owned subsidiary of Mariner Heath Group, Inc., a Delaware corporation, and the successor by merger to Convalescent Services, Inc., a Georgia corporation ("Lessee"), Mariner Health Group, Inc., a Delaware corporation ("Mariner"), Stiles A. Kellett, Jr., individually; Samuel
B. Kellett, individually; and Houston-Northwest Medical Investors, Ltd. (L.P.), a Georgia limited partnership; Dallas Medical Investors, Ltd. (L.P.), a Georgia limited partnership; Ft. Bend Medical Investors, Ltd. (L.P.), a Georgia limited partnership, Northwest Healthcare, L.P., a Georgia limited partnership; Belleair East Medical Investors, Ltd. (L.P.), a Georgia limited partnership; Denver Medical Investors, Ltd. (L.P.), a Georgia limited partnership; Tallahassee Healthcare Associates, Ltd. (L.P.), a Georgia limited partnership; Port Charlotte Healthcare Associates, Ltd. (L.P.), a Georgia limited partnership; South Denver Healthcare Associates, Ltd. (L.P.), a Georgia limited partnership; Melbourne Healthcare Associates, (L.P.) Ltd., a Georgia limited partnership; Pinellas III Healthcare, Ltd. (L.P.), a Georgia limited partnership; Polk Healthcare, Ltd. (L.P.), a Georgia limited partnership; Orange Healthcare, Ltd. (L.P.), a Georgia limited partnership; and Creek Forest, Limited, a Georgia limited partnership (each, a "Lessor" and, collectively, the "Lessors"):

                                   WITNESSETH:

         WHEREAS, Lessors and Lessee have previously entered into the Amended and Restated Option Agreement dated May 24, 1995 (the "Agreement"), and recorded in the official records of the following counties and states: (i) County Clerk's Office (Records) of Fort Bend County, Texas, File No. 9601199; (ii) Clerk of Courts of Brevard County, Florida at as File No. 96002657 in Official Record Book 3533 Page 4823; (iii) County Clerk's Office of Harris County, Texas as Recording No. r742088; (iv) Official Records of Pinellas County, FL as Inst. No. 96-004608 at Volume 9213 Page 569;(v) Public Records of Oklahoma County, Oklahoma as Document No. 96002277 in Book 6837 Page 1596-1645; (vi) Official Records of Leon County, Florida as File No. 1414194 in O.R. Book 1868 Page 1525;
(vii) Clerk of the Circuit Court of Charlotte County, Florida as File No. 394481 in O.R. Book 1441 Page 0743; (viii) Public Records of Arapahoe County, Colorado as File No. A6002229; (ix) Official Records of Pinellas County, Florida as in O.R. Book 9213 Page 697; (x) Official Records of Polk County, Florida as File No. 02704 in Volume 3623 Page 1506; (xi) Official Records of Orange County, Florida as Instrument No. 5479703 in O. R. Book 4999 Page 245; and (xii) County Clerk's office of Harris County, Texas as Recording No. R-742091; and

         WHEREAS, Lessors and Lessee wish to amend the Amended and Restated Option Agreement with the terms set forth in this amendment.

                Amended and Restated Option Agreement -- Page 2


               THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that:

         1. Schedule 2 attached to the Amended and Restated Option Agreement (entitled "Revised Schedule 2") is hereby amended by revising the dates (years) set forth under the column entitled "Exercise Year" and the values set forth under the column entitled "Fair Market Value," so that said dates and values now read as set forth on the "Second Revised Schedule 2" attached hereto as Exhibit A and made a part hereof. Further, the term "Purchase Option Date" as used in the Amended and Restated Option Agreement now refers to the date (year) set forth under the "Exercise Year" column on the Second Revised Schedule 2. Each reference in the Amended and Restated Option Agreement to "Schedule 2" is deemed to refer to "Second Revised Schedule 2."

         2. Each reference in the Amended and Restated Option Agreement to "Lease" or "Leases" is deemed to refer to a Lease or the Leases (in each case as defined in the Amended and Restated Option Agreement) as such Lease or the Leases have been amended through July 31, 1998.

         3. Article II of the Amended and Restated Option Agreement has been amended by adding a new Section 2.10, which reads as follows:

                  2.10 Termination of Option. Notwithstanding anything to the contrary in this Agreement or any other Operative Agreement, the Option granted in this Article R with respect to a Facility shall terminate with respect to that Facility in the event (i) the Lessee under the Lease for such Facility shall fail or refuse to pay any rent, additional rent or other charges due under such Lease (within the meaning thereof contained in Section 23a. of such Lease), (ii) such failure or refusal shall continue for ten (10) days after written notice from the Lessor under such Lease to such Lessee (within the meaning thereof contained in Section 23a. of such Lease) and (iii) the Lessor under such Lease shall have terminated such Lease in accordance with Section 23a.(l) of such Lease. Furthermore, in the event an Option is so terminated, the Lessee shall forfeit the right to receive the Option Deposit (as defined in Section 2.3 hereof and as set forth on Revised Schedule 2 attached hereto, as the same may be revised from time to time) with respect to such Facility; and such Option Deposit shall be retained by the applicable Lessor as full and final damages arising from any and all defaults of the Lessee under such Lease and any other claims the applicable Lessor may have against the Lessee or any of its affiliates under such Lease, and upon such termination of such Option, the applicable Lessor, the Kelletts and their respective affiliates shall be deemed to have waived any and all claims they or any of them may have against the Lessee or any of its affiliates for any act or omission, or with respect to any event, occurring at or prior to such termination or arising under the Lease. If an Option is terminated in accordance with this Section 2.10, the Lessee shall, at the request of the Lessor, execute and deliver to such Lessor any agreements, instruments, notices or memoranda that such Lessor may reasonably request to properly reflect the termination of such Option. Notwithstanding anything to the contrary in this Section 2.10, the termination of any such Lease and any such Option shall not effect in any way any rights or obligations of Lessee and the Lessors under any other

                Amended and Restated Option Agreement -- Page 3


         Lease or any other Option granted pursuant to this Agreement with respect to any other Facility and any term contained in any of the Leases as now existing or hereafter amended providing for a cross default in the event of the termination of any of the other Leases shall be deemed null and void for purposes of this Section 2.10.

                         [Signatures on following page]

                Amended and Restated Option Agreement -- Page 4


         IN WITNESS WHEREOF, this Agreement has been duly executed under seal and delivered by the parties on the date first above written.



WITNESSES:                                MARINER POST-ACUTE NETWORK, INC.



  /s/ Shannon Krippner                    By: /s/ Susan Thomas Whittle
-------------------------------              -----------------------------------
Name:  Shannon Krippner                      Name:  Susan Thomas Whittle
/s/ Joan E. Smith                            Title: Senior Vice President
-------------------------------
Name:  Joan E. Smith


                                          ATTEST:


                                          By:   /s/ Stefano Miele
                                             -----------------------------------
                                             Name: Stefano Miele
                                             Title: Vice President



WITNESSES:                                MARINER HEALTH CARE OF
                                          NASHVILLE, INC.



  /s/ Shannon Krippner                    By:     /s/ Stefano Miele
-------------------------------              -----------------------------------
Name:  Shannon Krippner                      Name:  Stefano Miele
/s/ Joan E. Smith                            Title:  Vice President
-------------------------------
Name:  Joan E. Smith



                                          ATTEST:



                                          By:   /s/ Susan Thomas Whittle
                                             -----------------------------------
                                             Name:  Susan Thomas Whittle
                                             Title: Senior Vice President


   /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                      /s/ Stiles A. Kellett, Jr.
-------------------------------            -------------------------------------
Name:                                      Stiles A. Kellett, Jr., individually
  /s/ Leslie R. Parter
-------------------------------
Name:
  /s/ JSM Kellett                            /s/ Samuel B. Kellett
-------------------------------            -------------------------------------
Name:                                      Samuel B. Kellett, individually

                Amended and Restated Option Agreement -- Page 5


WITNESSES:                               DENVER MEDICAL INVESTORS, LTD.
                                           (L.P.), a Georgia limited partnership
      /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner

WITNESSES:                               MELBOURNE HEALTHCARE
                                           ASSOCIATES, LTD. (L.P.), a Georgia
                                           limited partnership
     /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:    /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               DALLAS MEDICAL INVESTORS, LTD.
                                           (L.P.), a Georgia limited partnership
    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:    /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                        Stiles A. Kellett, Jr.,
                                             General Partner


WITNESSES:                               NORTHWEST HEALTHCARE, L.P., a
                                           Georgia limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               ARLINGTON HEIGHTS MEDICAL
                                           INVESTORS, LTD. (L.P.), a Georgia
                                           limited partnership
-------------------------------
Name:

-------------------------------          By:    N.A.
Name:                                        -----------------------------------
                                             Stiles A. Kellett, Jr.,
                                             General Partner


WITNESSES:                               VILLA MEDICAL INVESTORS, LTD.
                                           (L.P.), a Georgia limited partnership

-------------------------------
Name:

-------------------------------          By:    N.A.
Name:                                       ------------------------------------
                                            Stiles A. Kellett, Jr.,
                                            General Partner

                Amended and Restated Option Agreement -- Page 6


WITNESSES:                               HOUSTON-NORTHWEST MEDICAL
                                           INVESTORS, LTD. (L.P.), a Georgia
                                           limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               FT. BEND MEDICAL INVESTORS, LTD.
                                           (L.P.), a Georgia limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               BELLEAIR EAST MEDICAL INVESTORS,
                                           (L.P.), a Georgia limited partnership


    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               PORT CHARLOTTE HEALTHCARE
                                           ASSOCIATES, LTD. (L.P.), a Georgia
                                           limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               TALLAHASSEE HEALTHCARE
                                           ASSOCIATES, LTD. (L.P.), a Georgia
                                           limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               SOUTH DENVER HEALTHCARE
                                           ASSOCIATES, LTD. (L.P.), a Georgia
                                           limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner

                Amended and Restated Option Agreement -- Page 7


WITNESSES:                               PINELLAS III HEALTHCARE, LTD. (L.P.),
                                           a Georgia limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               POLK HEALTHCARE, LTD. (L.P.),
                                           a Georgia limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               ORANGE HEALTHCARE, LTD. (L.P.), a
                                           Georgia limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner


WITNESSES:                               CREEK FOREST, LIMITED, a Georgia
                                           limited partnership

    /s/ Connie S. Pierce
-------------------------------
Name:
   /s/ Kimberly Messimer                 By:   /s/ Stiles A. Kellett, Jr.
-------------------------------             ------------------------------------
Name:                                       Stiles A. Kellett, Jr.,
                                            General Partner

                Amended and Restated Option Agreement -- Page 8


STATE OF    Georgia                                               April 2, 1999
        ---------------

COUNTY OF    DeKalb
         --------------

         On this day, Susan T. Whittle, Senior Vice President, appeared before me on behalf of Mariner Post-Acute Network, Inc. and acknowledged the foregoing instrument to be the voluntary act of Mariner Post-Acute Network, Inc. He/She is personally known to me or produced a driver's licenses as identification.



                                           /s/ Cristi Mills
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: April 22, 2000


STATE OF    Georgia                                               April 2, 1999
        ---------------

COUNTY OF    DeKalb
         --------------

         On this day, Stefano Miele, Vice President of Mariner Health Care of
Nashville, Inc., and                  ,                 , appeared before me on
behalf of Mariner Health Care of Nashville, Inc. and acknowledged the foregoing instrument to be the voluntary act of Mariner Health Care of Nashville, Inc. He/She is personally known to me or produced a driver's licenses as identification.


                                             Cristi Mills
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: April 22, 2000

                Amended and Restated Option Agreement -- Page 9


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., appeared before me and acknowledged the foregoing instrument to be his voluntary act. He is personally known to me or produced a driver's licenses as identification.


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Samuel B. Kellett, appeared before me and acknowledged the foregoing instrument to be his voluntary act. He is personally known to me or produced a driver's licenses as identification.


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Denver Medical Investors, Ltd. (L.P.), appeared before me on behalf of Denver Medical Investors, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Denver Medical Investors, Ltd. (L.P.)


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002

                Amended and Restated Option Agreement -- Page 10


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Melbourne Healthcare Associates, Ltd. (L.P.), appeared before me on behalf of Melbourne Healthcare Associates, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Melbourne Healthcare Associates, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------


         On this day, Stiles A. Kellett, Jr., General Partner of Dallas Medical Investors, Ltd. (L.P.), appeared before me on behalf of Dallas Medical Investors, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Dallas Medical Investors, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Northwest Healthcare, L.P., appeared before me on behalf of Northwest Healthcare, L.P. and acknowledged the foregoing instrument to be his voluntary act on behalf of Northwest Healthcare, L.P.


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002

                Amended and Restated Option Agreement -- Page 11


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of
Houston-Northwest Medical Investors, Ltd. (L.P.), appeared before me on behalf of Houston-Northwest Medical Investors, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Houston-Northwest Medical Investors, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Ft. Bend Medical Investors, Ltd. (L.P.), appeared before me on behalf of Ft. Bend Medical Investors, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Ft. Bend Medical Investors, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Belleair East Medical Investors, Ltd. (L.P.), appeared before me on behalf of Belleair East Medical Investors, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Belleair East Medical Investors, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002

                Amended and Restated Option Agreement -- Page 12


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Port Charlotte Healthcare Associates, Ltd. (L.P.), appeared before me on behalf of Port Charlotte Healthcare Associates, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Port Charlotte Healthcare Associates, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Tallahassee Healthcare Associates, Ltd. (L.P.), appeared before me on behalf of Tallahassee Healthcare Associates, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Tallahassee Healthcare Associates, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of South Denver Associates, Ltd. (L.P.), appeared before me on behalf of South Denver Associates, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of South Denver Associates, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002

                Amended and Restated Option Agreement -- Page 13


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Pinnellas III Healthcare, Ltd. (L.P.), appeared before me on behalf of Pinnellas III Healthcare, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Pinnellas III Healthcare, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Polk Healthcare, Ltd. (L.P.), appeared before me on behalf of Polk Healthcare, L.P. (Ltd.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Port Charlotte Healthcare Associates, L.P. (Ltd.).

                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002

                Amended and Restated Option Agreement -- Page 14


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

         On this day, Stiles A. Kellett, Jr., General Partner of Orange Healthcare, Ltd. (L.P.), appeared before me on behalf of Orange Healthcare, Ltd. (L.P.) and acknowledged the foregoing instrument to be his voluntary act on behalf of Orange Healthcare, Ltd. (L.P.).


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002


STATE OF    Georgia                                              March 31, 1999
        ---------------

COUNTY OF    Cobb
         --------------

               On this day, Stiles A. Kellett, Jr., General Partner of Creek Forest, Limited, appeared before me on behalf of Creek Forest, Limited and acknowledged the foregoing instrument to be his voluntary act on behalf of Creek Forest, Limited.


                                            Belinda Busby Stone
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: May 10, 2002

                                                                       EXHIBIT A

                            SECOND REVISED SCHEDULE 2

Facility                     Exercise Year             Option Deposit               Fair Market Value
-------                      -------------             --------------               -----------------
Colony House                     2005                    (1,025,000)                   $4,400,000
Melbourne Terrace                2005                      (860,000)                    5,200,000
Villa Northwest                  2004                    (1,010,000)                    4,300,000
Belleair East                    2006                    (1,215,000)                    3,545,000
South Monaco*                    2008                      (780,000)                    2,280,000
Centerville                      2006                      (975,000)                    4,300,000
Palmview                         2006                    (1,330,000)                    2,330,000
Heritage Park                    2005                    (1,130,000)                    5,900,000
East Bay                         2005                    (1,205,000)                    4,900,000
Spring Lake                      2010                    (1,250,000)                    5,500,000
Conway Lakes                     2010                    (1,155,000)                    5,100,000
Woodwind Lakes                   2003                    (1,220,000)                    5,300,000
Meadowgreen
Bethany

---------------
* Exercise year shall begin on December 1, 2008 (all others begin on May 24 of each exercise year).